SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

( )  Preliminary Proxy Statement               ( )  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Pulaski Furniture Corporation
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)     No fee required

(  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

(  )     Fee paid previously with preliminary materials.

(  )     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule, or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

         [Ridgeway Logo Here] [Pulaski Logo Here] [Accentrics Logo Here]




                                 January 9, 1998

TO THE SHAREHOLDERS OF
PULASKI FURNITURE CORPORATION

Notice is hereby given that the annual meeting of shareholders of Pulaski Furniture Corporation will be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N.W., Roanoke, Virginia, on Friday, February 13, 1998, at 10:00 a.m., for the following purposes:

(1) To elect two Class II Directors to serve until the 2001 annual meeting of shareholders and one Class I Director to serve until the 2000 annual meeting of shareholders; and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on December 19, 1997, are entitled to notice of, to vote at, and to participate in, such meeting.

SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES). THE PROXY MAY BE REVOKED BY DELIVERING ANOTHER PROXY OR BY WRITTEN NOTICE OF REVOCATION DELIVERED TO THE CORPORATION AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                       By Order of The Board of Directors

                           IRA S. CRAWFORD, Secretary

YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING YOU MAY THEN WITHDRAW YOUR PROXY.

                          PULASKI FURNITURE CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 13, 1998

                               GENERAL INFORMATION

The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Pulaski Furniture Corporation (the "Corporation"), to be used at the annual meeting of shareholders to be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N.W., Roanoke, Virginia, on Friday, February 13, 1998, at 10:00 a.m., and at any adjournment thereof.

The mailing address of the principal executive offices of the Corporation is Pulaski Furniture Corporation, One Pulaski Square, Post Office Box 1371, Pulaski, Virginia 24301.

An annual report to shareholders, including financial statements for the fiscal year ended November 2, 1997, is enclosed with this proxy statement.

The cost of the solicitation of proxies will be borne by the Corporation. Solicitations will be made by the use of the mails, except that officers and other employees of the Corporation may make solicitations of proxies by telephone or telegraph or by personal calls. It is contemplated that brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by them, and the Corporation will reimburse them for their charges and expenses.

The Corporation has 10,000,000 authorized shares of common stock (the "Common Stock"), of which 2,818,324 shares were outstanding on December 19, 1997 (the "Record Date"). The Corporation has 1,000,000 authorized shares of preferred stock, of which no shares were outstanding on the Record Date. The Proxy Statement is being mailed on or about January 9, 1998, to shareholders of record at the close of business on the Record Date. Only shareholders of record on the Record Date will be entitled to vote at the annual meeting. Each outstanding share of Common Stock will entitle the holder thereof to one vote at the annual meeting of shareholders. Shares represented by properly executed proxies delivered pursuant to this solicitation will be voted, as specified, at the meeting and any adjournment thereof.

                              ELECTION OF DIRECTORS

The Corporation's Board of Directors is divided into Classes I, II and III, with one Class being elected every year for a term of three years. At the 1998 annual meeting, two Directors are expected to be elected to Class II to hold office for a term of three years or until their respective successors are duly elected and qualified. Mr. John D. Munford, a Class II Director, is not standing for reelection. In addition, one Director is expected to be elected to Class I to hold office for a term of two years or until his successor is duly elected and qualified. The nominee as a Class I Director will replace Mr. John W. Stanley, a Class I Director who has informed the Corporation that he will resign as of February 13, 1998. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election as Directors of the three nominees named below. If any such nominee should become unavailable, the Board of Directors expects to designate a substitute for whom the proxies in the enclosed form are to be voted or to reduce the size of the Board accordingly, in which case the proxies in the enclosed form will be voted for the remaining nominee(s). Each nominee named below has been recommended for election by the Board of Directors. Mr. Wampler has served continuously since the year he joined the Corporation's Board. Robert C. Greening, Jr., and O. Kenton McCartney, III, have not served on the Corporation's Board. Directors will be elected by a plurality of the votes cast. Abstentions and shares held in street name that are not voted in the election of Directors will not be included in determining the number of votes cast.

                                    NOMINEES



                                                                                             DIRECTOR
                                       PRINCIPAL OCCUPATION                               OF CORPORATION
                                       OR EMPLOYMENT DURING                                CONTINUOUSLY
              NAME                        LAST FIVE YEARS                                      SINCE          AGE
            --------                   --------------------                                --------------     ---


                          CLASS I (TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS)

O. Kenton McCartney, III     President and Chief Executive Officer of                            --            54
                             Jefferson Bankshares/Jefferson National Bank
                             (President since 1992, Chief Executive Officer
                             since 1993), Charlottesville, VA

                          CLASS II (TO SERVE UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS)

Robert C. Greening, Jr.      Vice President, General Manager of Neiman Marcus                    --            38
                             Northbrook (retailer) (since 1994); former Vice
                             President, Divisional Merchandise Manager of Neiman
                             Marcus Northbrook (1991-1994), Northbrook, IL

John G. Wampler*             President and Chief Executive Officer of Pulaski                  1989           39
                             Furniture Corporation (since February 14, 1997);
                             former Chief Operating Officer (1992-1997) and
                             Vice President (1988-92) of Pulaski Furniture
                             Corporation, Pulaski, VA





                         DIRECTORS CONTINUING TO SERVE

                                                                                             DIRECTOR
                                       PRINCIPAL OCCUPATION                               OF CORPORATION
                                       OR EMPLOYMENT DURING                                CONTINUOUSLY
              NAME                        LAST FIVE YEARS                                      SINCE          AGE
             ------                    --------------------                               ---------------     ---


                          CLASS I (TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS)

Hugh V. White, Jr.         Partner, Hunton & Williams (attorneys), Richmond, VA                1978           64

                         CLASS III (TO SERVE UNTIL THE 1999 ANNUAL MEETING OF SHAREHOLDERS)

Harry J. G. van Beek       President, Klockner Capital Corporation (manufacturing              1996           63
                           company), Gordonsville, VA

Bernard C. Wampler**       Chairman and former Chief Executive Officer (1967-                  1957           66
                           February 14, 1997) of Pulaski Furniture Corporation,
                           Pulaski, VA

Harry H. Warner            Financial Consultant, Lexington, VA                                 1979           62





*John G. Wampler is Bernard C. Wampler's son.

Harry H. Warner is a director of Chesapeake Corporation and Allied Research Corp. John G. Wampler is a director of First American Federal Savings Bank. No other directorships are held by Directors of the Corporation in other companies registered under Section 12 or subject to the requirements of
Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the Investment Company Act of 1940.

The Board of Directors meets quarterly. During the last fiscal year, the Board held four regular meetings and one special meeting. No director attended fewer than 75% of the meetings of the Board and any committee on which he served.

The Board has an Audit Committee, a Compensation Committee and a Stock Incentive Plan Committee. There are no other standing committees of the Board. No member of any of these committees is an employee of the Corporation or any of its subsidiaries.

Messrs. Munford, van Beek and Warner currently comprise the Audit Committee. The Audit Committee met twice during fiscal 1997. The Audit Committee reviews and approves various internal accounting functions of the Corporation. The Audit Committee also reviews the year-end audit performed by the Corporation's auditors and meets with those auditors and Corporation personnel to discuss audit procedures and policies.

Messrs. Munford, van Beek, Warner and White currently comprise the Compensation Committee. The Compensation Committee met once during fiscal 1997. The Compensation Committee, at the direction of the Board, undertakes studies and makes recommendations on matters of non stock-based executive compensation.

Messrs. Munford, van Beek and Warner currently comprise the Stock Incentive Plan Committee. The Stock Incentive Plan Committee did not meet during fiscal 1997 and met once shortly after the end of fiscal 1997. The Stock Incentive Plan Committee administers the Corporation's Stock Incentive Plan.

Employee Directors of the Corporation are not paid for their service on the Board of Directors. Other Directors receive an annual retainer of $10,000 for Board service and an attendance fee of $1,000, plus travel expenses, for each Board or committee meeting attended. The Chairman of the Board of Directors receives an additional retainer of $10,000 per year for Board service and an additional attendance fee of $1,000 for his attendance at each Board meeting. In addition, pursuant to the Corporation's Stock Incentive Plan for Non-Employee Directors, each non-employee Director is entitled to receive 200 shares of Common Stock of the Corporation annually, as additional compensation for his service on the Board.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 19, 1997, as to the beneficial ownership, direct or indirect, of the Corporation's Common Stock by all Directors and nominees for Director, the executive officers named in the Summary Compensation Table, all Directors and officers as a group, and all persons known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Stock:


                                                      SOLE VOTING      SHARED VOTING                  AGGREGATE
                                                    AND INVESTMENT    AND INVESTMENT                 PERCENTAGE
                       NAME                            POWER (1)            POWER (2)         TOTAL        OWNED
                  --------------                  -------------------  -----------------------------------------

Harry J. G. van Beek................................         200                --            200            *
Randolph V. Chrisley................................      32,405               387         32,792         1.2%
Ira S. Crawford.....................................      28,631                --         28,631         1.0%
Robert C. Greening, Jr..............................          --                --             --            *
James H. Kelly......................................      42,474             1,312         43,786         1.6%
O. Kenton McCartney, III............................          --                --             --            *
John D. Munford.....................................       5,010                --          5,010            *
John W. Stanley.....................................      81,200                --         81,200         2.9%
James W. Stout......................................      16,004                --         16,004            *
Bernard C. Wampler..................................     132,024             1,200        133,224         4.7%


One Pulaski Square
Post Office Box 1371
Pulaski, Virginia 24301
John G. Wampler.....................................      48,250             2,135         50,385         1.8%
Harry H. Warner.....................................       4,842                --          4,842            *
Hugh V. White, Jr...................................       3,800             3,400          7,200            *
All Directors and Officers as
a group (14 persons)................................     443,208                --        443,208        15.7%
Franklin Resources, Inc. (3)........................     272,000                 0        272,000         9.7%
777 Mariners Island Boulevard
San Mateo, CA 94404



*   Less than 1%


(1) Includes 47,500 shares that may be acquired within 60 days under the Corporation's stock incentive plans and shares held in various fiduciary capacities.

(2) Includes shares owned by relatives and in certain trust relationships. These shares may be deemed to be beneficially owned under Rules and Regulations of the Securities and Exchange Commission, but the inclusion of these shares does not constitute an admission of beneficial ownership.

(3) Franklin Resources, Inc., is an "Investment Adviser" based in California and organized in Delaware, and is the beneficial owner of 272,000 shares. The information contained herein with respect to Franklin Resources, Inc., is based solely on a Schedule 13G filed by said company with the Securities and Exchange Commission, a copy of which was received by the Corporation on February 14, 1997. The Schedule 13G stated that the acquisition of such shares was in the ordinary course of business and that such shares were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Corporation and were not acquired in connection with or as a participant in any transaction having such purposes or effects.

                             EXECUTIVE COMPENSATION

The following table shows for the fiscal years ended November 2, 1997, November 3, 1996 and October 29, 1995, the total compensation of the former Chief Executive Officer, the current Chief Executive Officer and each of the four next most highly compensated executive officers of the Corporation (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE



                                                                                              LONG TERM
                               ANNUAL COMPENSATION                                          COMPENSATION
                               -------------------                                         ----------------
                                                                                   RESTRICTED            ALL OTHER
                                                                                  STOCK AWARDS           COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR          SALARY $          BONUS $          ($)(1)                 ($)(2)
---------------------------         ----          --------          -------          ------                ------


Bernard C. Wampler,                 1997       $  69,231(3)     $         0      $          0             $  8,031
Chairman of the Board               1996         300,000            150,000           161,250(4)            17,078
and Former CEO(3)                   1995         250,000            125,000           151,000               15,775

John G. Wampler,                    1997         200,000             15,000                 0               10,251
President and CEO(3)                1996         150,000             45,000           104,813(4)             7,758
                                    1995         130,000             32,500            54,738                7,417

Randolph V. Chrisley,               1997         112,000             15,000                 0                6,620
V.P., Sales                         1996         105,000             31,500            32,250(4)             6,433
                                    1995          95,000             23,000            37,750                6,015


James H. Kelly,                     1997         112,000             15,000                 0                6,599
V.P. Product                        1996         105,000             31,500            32,250(4)             6,412
Development                         1995          95,000             23,000            37,750                5,994

Ira S. Crawford,                    1997         100,000             15,000                 0                6,082
V.P., Administration,               1996          93,000             27,900            32,250(4)             5,884
Secretary                           1995          84,500             20,750            37,750                5,548

James W. Stout                      1997         100,000             15,000                 0                5,589
V.P., Manufacturing                 1996          80,743                  0                 0                3,958
                                    1995          77,493                  0                 0                3,710



(1) The Corporation awarded no shares of Restricted Stock in 1997, 24,500 shares of Restricted Stock in 1996 and 20,900 shares of Restricted Stock in 1995. Restricted Stock vests in 20% increments over a five-year period. Dividends are paid on Restricted Stock.

(2) "All Other Compensation" for 1997 includes the following: (a) the Corporation's premium payments on life insurance policies for each of the Named Executive Officers: Mr. B.C. Wampler, $3,600; Mr. J.G. Wampler, $1,020; Mr. Chrisley, $1,296; Mr. Kelly, $1,275; Mr. Crawford, $1,334; and Mr. Stout, $900; and (b) the Corporation's 60% matching contribution under the Corporation's Salaried Employees' Stock Purchase Plan: Mr. B.C. Wampler, $4,431; Mr. J.G. Wampler, $9,231; Mr. Chrisley, $5,324; Mr. Kelly, $5,324; Mr. Crawford, $4,748;
and Mr. Stout, $4,689.

(3) Bernard C. Wampler retired from his position as Chief Executive Officer of the Corporation, effective as of February 14, 1997, and John G. Wampler was elected Chief Executive Officer as of the same date. Bernard C. Wampler's 1997 salary reflects payments made by the Corporation from the beginning of the 1997 fiscal year through February 14, 1997.

(4) The aggregate number of shares of Restricted Stock held by the Named Executive Officers as of November 2, 1997, and the value of such shares, were as follows: Mr. Bernard C. Wampler, 35,000, $564,375; Mr. John G. Wampler, 13,650, $220,106; Mr. Chrisley, 8,250, $133,031; Mr. Kelly, 8,250, $133,031; Mr.
Crawford, 8,250, $133,031; and Mr. Stout, 0, $0.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

The following table sets forth information with respect to the Named Executive Officers concerning their exercise of options and SARs during 1997, and unexercised options and SARs held by them on November 2, 1997.

                       AGGREGATED OPTION/SAR EXERCISES IN
                          LAST FISCAL YEAR AND FY-END
                               OPTIONS/SAR VALUE


                                                                           NUMBER OF                 VALUE OF
                                                                     SECURITIES UNDERLYING          UNEXERCISED
                                                                          UNEXERCISED              IN-THE-MONEY
                                                                        OPTIONS/SARS AT           OPTIONS/SARS AT
                                                                          FY-END (#)                FY-END ($)
                         SHARES ACQUIRED           VALUE                 EXERCISABLE/              EXERCISABLE/
         NAME             ON EXERCISE (#)       REALIZED ($)            UNEXERCISABLE             UNEXERCISABLE
-----------------------   ---------------       ------------          ---------------------     --------------------


Bernard C. Wampler             -0-                  -0-                      -0-                 $       -0-
John G. Wampler                -0-                  -0-                  10,000E                     26,250E
Randolph V. Chrisley           -0-                  -0-                  12,500E                     37,188E
Ira S. Crawford                -0-                  -0-                   7,500E                     14,688E
James H. Kelly                 -0-                  -0-                  12,500E                     37,188E
James W. Stout                 -0-                  -0-                      -0-                         -0-


The value of unexercised in-the-money options/SAR's represents the positive spread between the October 30, 1997, closing price of the Corporation's Common Stock and the exercise price of any unexercised options/SAR's.

                              RETIREMENT BENEFITS

The following table illustrates the estimated aggregate annual retirement benefits payable under the Corporation's funded retirement plan to covered participants (including the Named Executive Officers) retiring at age 65, determined as of November 2, 1997, to persons with specified earnings and years of benefit service.

                               PENSION PLAN TABLE

              ESTIMATED ANNUAL RETIREMENT BENEFIT AT 65 UNDER PLAN
                           YEARS OF CREDITED SERVICE
                           -------------------------



FINAL AVERAGE
  EARNINGS                         10           15          20          25           30           35         40
-------------------


$50,000.....................   $  2,946     $  4,419     $  5,891    $  7,364     $  8,837     $  8,837   $  8,837
$100,000....................      7,112       10,669       14,225      17,781       21,337       21,337     21,337
$150,000....................     11,279       16,919       22,558      28,198       33,837       33,837     33,837
$200,000....................     12,072       18,914       25,756      32,598       39,440       40,479     45,607
$250,000....................     14,117       22,932       31,747      40,562       49,377       52,059     57,445
$300,000....................     15,396       26,184       36,972      47,760       58,548       63,025     69,283
$350,000....................     15,790       28,551       41,312      54,073       66,834       73,284     81,121


The above amounts are stated as payments in the form of straight-life annuity. The amounts are subject to a reduction for social security benefits and deferred compensation arrangements. Final Average Earnings are defined as the average of the highest five consecutive years' salary and bonus. The years of credited service for Bernard C. Wampler, John G. Wampler, Ira S. Crawford, Randolph V. Chrisley, James H. Kelly and James W. Stout as of November 2, 1997, were 42, 17, 20, 28, 29 and 25, respectively.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Corporation adopted a nonqualified and unfunded supplemental executive retirement plan to provide key management employees, designated by the Board of Directors, a benefit of 70% of the average of the employee's highest five consecutive years' compensation offset by the employee's benefits entitlement under other pension plans, social security and deferred compensation plans with the Corporation (including the deferred compensation agreement with Bernard C. Wampler described below). It is anticipated that all of the Named Executive Officers of the Corporation will participate in the supplemental executive retirement plan and that, except upon approval by the Board of Directors, receipt of benefits under the plan will be conditioned upon employment with the Corporation until at least age 65.

DEFERRED COMPENSATION AGREEMENT. The Corporation has entered into a deferred compensation agreement with Bernard C. Wampler, Chairman of the Board and former Chief Executive Officer. The deferred compensation agreement provides that, beginning on the first day of the second month following the later of the month in which (a) Mr. Wampler attains the age of 65 or (b) Mr. Wampler's employment by the Corporation ceases (otherwise than from his voluntary resignation as Chief Executive Officer), the Corporation will pay Mr. Wampler, his designees or his estate $4,000 per month for a number of months equal to one-half of the number of months elapsed from May 1, 1956, to the later of the date Mr. Wampler attains the age of 65 or the date Mr. Wampler ceases to be employed by the Corporation. Mr. Wampler voluntarily resigned from his position as Chief Executive Officer of the Corporation in February of 1997. Payments have been made under the agreement since Mr. Wampler's retirement.

       REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK INCENTIVE PLAN
                                   COMMITTEE


The members of each of the Compensation Committee and the Stock Incentive Plan Committee are all non-employee directors of the Corporation. The Compensation Committee administers the non stock-based components of the

Corporation's executive compensation program which consist of two elements: base salary and cash-based incentive compensation. The Stock Incentive Plan Committee administers the Corporation's Stock Incentive Plan, from which the stock-based incentive compensation is derived. The overall objectives of the Corporation's executive compensation program are:

o to provide a total compensation package that will enable the Corporation to attract and retain qualified executives;

o to reward executives for achieving corporate and personal performance goals; and

o to align executives' financial interests with the interests of the Corporation's shareholders by encouraging executive stock ownership.

BASE SALARY

The Compensation Committee recommends for Board consideration base salaries based on (i) an evaluation of each executive's contributions to the achievement of corporate performance goals; (ii) each executive's time in service and level of responsibility; and (iii) the inflation rate.

CASH-BASED INCENTIVE COMPENSATION

The Compensation Committee awards annual cash-based incentive compensation to executive officers pursuant to the Corporation's Production Bonus Plan, Administrative Bonus Plan and the Bonus Plan for the Chief Executive Officer of the Corporation.

The Production Bonus Plan provides that key production personnel of the Corporation may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance, the attainment of certain plant production variances and the achievement of personal performance objectives established by the Chief Executive Officer.

The Administrative Bonus Plan provides that key administrative personnel of the Corporation, including executive officers, may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance and the achievement of personal performance objectives established by the Chief Executive Officer.

The Bonus Plan for the Chief Executive Officer of the Corporation provides that the Chief Executive Officer may earn a cash bonus equal to a percentage of annual base salary (not to exceed 50%) based on the Corporation's earnings performance and the Chief Executive Officer's achievement of personal performance objectives. For the fiscal year 1997, the Compensation Committee recommended that Mr. John G. Wampler be awarded a bonus of $15,000 under this Plan. This award represents the Compensation Committee's evaluation of Mr. Wampler's contribution to the Corporation's performance during 1997, despite the economic challenges continuing to face the Corporation and most other furniture companies. The bonus award reflects the Compensation Committee's view that the Chief Executive Officer's performance during the year has been excellent, with concentration on marketing, pricing and operations.


STOCK-BASED INCENTIVE COMPENSATION

The Stock Incentive Plan Committee awards the executive officers stock-based incentive compensation pursuant to the Corporation's November, 1994 Stock Incentive Plan (the "Stock Plan"). Under the Stock Plan the Stock Incentive Plan Committee made Incentive Awards to the executive officers of the Corporation whereby such officers could receive awards of Restricted Stock if the Corporation achieved certain levels of earnings per share in fiscal 1997. Based upon the earnings for fiscal 1997, none of the officers received any shares under the Stock Plan.

Compensation Committee                           Stock Incentive Plan Committee
Harry J.G. van Beek                              Harry J.G. van Beek

John D. Munford                                  John D. Munford

Harry H. Warner                                  Harry H. Warner

Hugh V. White, Jr., Chairman

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

Hugh V. White, Jr., is a partner in the law firm of Hunton & Williams, counsel to the Corporation, and chairman of the Compensation Committee of the Board of Directors of the Corporation. The amount of fees paid by the Corporation to Hunton & Williams during the Corporation's 1997 fiscal year was less than one percent of the gross revenues of Hunton & Williams for the firm's most recent fiscal year.

                            STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Pulaski Furniture Corporation's shareholders during the five-year period ended November 2, 1997, as compared with the NASDAQ Non-financial Index and the Media-General Industry Peer Group Index.




[GRAPHIC OMITTED]




Comparison of Five Year Cumulative Total Return*Among Pulaski Furniture Corporation, Media-General Industry Peer Group Index, and NASDAQ Non-financial Indexes**

        Pulaski Furniture       NASDAQ/Non-financial index        Media-General
                                                                  Industry Peers

10-92      $ 100                       $ 100                        $ 100
10-93        113                         129                          134
10-94        126                         128                          110
10-95        110                         172                          121
10-96        108                         198                          149
10-97        136                         256                          212

* Total return assumes reinvestment of dividends.

** Assumes $100 invested October 31, 1992.

The industry peer group is comprised of the following 11 companies whose primary business is the manufacture of wood household furniture: Ameriwood Industries, Bassett Furniture, Bush Industries, Chromcraft Revington, DMI Furniture, Ethan Allen Interiors, Furniture Brands International, Ladd Furniture, Masco Corp., O'Sullivan Industries and Stanley Furniture.

               INFORMATION CONCERNING THE CORPORATION'S AUDITORS

The Corporation's financial statements for the 1997 fiscal year were examined by Ernst & Young LLP. The Board of Directors of the Corporation has elected to have Ernst & Young LLP continue as the independent auditors of the financial statements of the Corporation for the 1998 fiscal year. A representative of Ernst & Young LLP will be present at the annual meeting of shareholders, will have an opportunity to make a statement, and will be available to answer appropriate questions.

                         MATTERS TO BE PRESENTED AT THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder wishing to make a proposal to be acted upon at the annual meeting of shareholders in 1999 must present such proposal in writing to the Corporation at its principal executive office in Pulaski, Virginia, no later than September 9, 1998.

                                 OTHER MATTERS

The Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to shareholders, without charge, upon request to the Secretary or Assistant Secretary of the Corporation, P.O. Box 1371, Pulaski, Virginia 24301.

As of the date of this proxy statement, management of the Corporation knows of no business that will be presented for consideration at the meeting other than that stated in the notice of the meeting. As to other business, if any, and matters incident to the conduct of the meeting that may properly come before the meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.

Shareholders, whether or not they expect to attend the meeting in person, are requested to date and sign the enclosed proxy and return it to the Corporation. Please sign exactly as your name appears on the accompanying proxy. The proxy is revocable at any time before it is exercised at the meeting.



                                                      IRA S. CRAWFORD
                                                      Secretary

January 9, 1998

                                     NOTICE
                                       OF
                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                                     TIME:
                           Friday, February 13, 1998
                                 at 10:00 a.m.

                                     PLACE:
                            Roanoke Airport Marriott
                               Roanoke, Virginia

                              [Pulaski Logo Here]

                              [Pulaski Logo Here]
             PULASKI FURNITURE CORPORATION PULASKI, VIRGINIA 24301
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John G. Wampler, Harry H. Warner and Harry J.G. van Beek and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes each of them to vote as designated below all the shares of Common Stock of Pulaski Furniture Corporation held of record by the undersigned on December 19, 1997 at the annual meeting of shareholders to be held on February 13, 1998 or any adjournment thereof.

1. ELECTION OF DIRECTORS for the terms specified in the Proxy Statement.

[ ]  FOR all nominees listed below             [ ]  WITHHOLD AUTHORITY to vote
      (EXCEPT AS MARKED TO THE CONTRARY            for all nominees listed below
    BELOW)

     John G. Wampler, Robert C. Greening, Jr. and O. Kenton McCartney, III

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
                 WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
  BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                             VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                             ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature

                                             Date  _______________________, 1998

     PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE